Capital Markets Day May 11, 2011

Safe Harbor This presentation contains forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including its 2010 Form 10-K and Q1 2011 Form 10-Q, in addition to the risks and uncertainties described on page 67 of this presentation. These forward-looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims any intent or obligation to update these forward-looking statements.

Agenda Scorecard Strategy Overview Business Units Semiconductor Materials Solar Materials SunEdison Financial Update Q&A Ahmad Chatila Steve O’Rourke Shaker Sadasivam Ken Hannah Carlos Doménech Mark Murphy

Transformation Reposition = “doing the right things” March 2009 – June 2010 Safety first, customer focus & diversification, SunEdison, Solaicx, launch Kuching & Korea 300mm and semi wafer plant consolidation, sign solar wafer LTA/JV, BU structure, systematic cost reduction plans across Bus Consolidate = “doing things right” July 2010 – Dec 2011 Talent expansion, ramping cost competitive capacity, cell & module JV/partnerships, Samsung polysilicon JV, First Reserve, pipeline growth acceleration, geographic expansion, market segment diversification, ROIC improving Capitalize = profitable growth Jan 2012 – onward World class costs, differentiated product & services offering, >industry growth (%)

Rebuilding & Repositioning Feb 2010 Reduce Costs Catalyze Growth Improve Capability Mitigate Risk

Transforming MEMC’s Profit Engine 2010 Grade 2011 Forecast Profitable Growth Drivers Reduce Costs C B Internal module & wafer, Ipoh Catalyze Growth A- A Pipeline, Solaicx, Korea 300mm Improve Capability B B+ People and processes Mitigate Risk C B Strategic partnerships across value chain, pipeline diversity

2011 Focus Reduce Lowest Costs Costs Catalyze Growth Differentiation Improve Capability Agility Mitigate Risk

MEMC Strategy Steve O’Rourke, Chief Strategy Officer May 11, 2011

MEMC Transformation What a successful solar PV energy industry looks like Company evolution and interdependencies Value Creation MEMC continues its transformation

Solar PV Industry – Economics and Competition

Future markets: US, China, India will be largest PV & DG markets based upon (1) economics, (2) demand, (3) consumption demographics, (4) infrastructure needs.



Santa Maria CA
>6.0
>7.0
>6.0
>5.0
Calcutta, India
Solar Irradiance kWh/m²/day
>2.0
>3.0
>4.0
>5.0
>6.0
>7.0
Calcutta, India ~5.0 kWh/m²/day
1-axis tracking
Santa Maria, CA ~6.0 kWh/m²/day
1-axis tracking
7%
6%
5%
Delivery (US): 8.07 ¢/kWh
Generation (US): 3.41 ¢/kWh
LCoE = Total cost/yr / Total kWh harvest/yr
(1) Includes ~1% of O&M costs
(2) Based on 100% financing
(3) Fixed mount
(4) No incentives
Grid Parity
(no incentive)
0.50
0.40
0.30
0.20
0.10
0.00
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Installed Cost/Wp ($/Wp)
India, diesel gen fuel cost = $0.50/kWh @ $3.00/gal
Germany (resid), €0.23/kWh, or $0.33/kWhr
Italy (resid), €0.21/kWh, or $0.30/kWhr
Italy (Indust), €0.14/kWh, or $0.21/kWhr
Germany (Indust), €0.11/kWh, or $0.16/kWhr
US average retail price in 2009: $0.115/kWh
India, ~$0.09/kWh (subsidized)
China, ~$0.08/kWh (subsidized)

Capital Markets Day | P. 10

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TECHNOLOGY IS BUILT ON US

Solar PV Industry – "Today" versus What "Must be"

	Solar PV Industry "Today"	Solar PV Industry "Must be"
PV LCoE	$0.17 to $0.30/kWh (no incentives)	<$0.12/kWh (no incentives)
Scale	~17GWp per year (supply chain)	~80GWp per year (supply chain)
Capital	~$86B/yr – discrete	>$200B/yr – risk profile defined
Technology	Emerging	Mature; complementary emerging
Brand	Cottage, tax paid industry	Strong Brand; ubiquitous acceptance
Biz Model	Volatile	Industry: >20%/>12%/>8% (GM/OM/NM)



~5.0 kWh/m²/day
~6.0 kWh/m²/day
1-axis tracking
Ground Mount
1-axis tracking
Today
Must be
Grid Parity
1-axis tracking
(no incentive)
Grid Parity
Fixed mount
(no incentive)
0.40
0.30
0.20
0.10
0.00
Levelized Cost of Electricity (LCoE) - $/kWh
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Installed Cost/Wp ($/Wp)

Capital Markets Day | P. 11

MEMC
TECHNOLOGY IS BUILT ON US

MEMC – Aligning to What “Must be" Solar Semi SunEdison Materials LCOE Scale (Supply Chain) Scale (Market) Capital Technology Branding Biz Model Cost Differentiation Agility

MEMC’s Evolution – 2009 – Semi to Solar Materials Realign Wafer Business Epi Semi Prime IP & SOI know how Solar Materials Poly- Silicon Wafer Tolling Semiconductor wafers Solar wafers (via tolling) Stop sale of polysilicon

MEMC’s Evolution – 2010 – Semi to Solar PV Energy Build the Solar PV Platform Semi IP & know how Epi Prime SOI Solar Materials Poly- Silicon Wafer Tolling Integrate SunEdison Expand solar wafers sales Expand semiconductor market position SunEdison 3rd party 3rd party BOS Commercial Systems

MEMC’s Evolution – 2010 – Semi to Solar PV Energy Control the Solar PV Supply Chain Wafer to module: flexible supply chain Build wafer technology advantage Resume semiconductor SOM growth Semi IP & know how Epi Prime SOI Solaicx Solar Materials Poly- Silicon Internal Capacity Cell Tolling Module Partnership Tolling Std eff SunEdison 3rd party 3rd party BOS Commercial Systems

MEMC's Evolution – 2011 – Semi to Solar PV Energy

Expand Served Markets & Margins

- Reduce costs
- Components/sub-systems
- Expand markets

Semi → IP & know how → Poly-Silicon → Epi / Prime / SOI

Solar Materials → Poly-Silicon → Solaicx / Internal Capacity / Tolling → Cell Joint Venture → Module Partnership (High eff / Std eff)

SunEdison → 3rd party →



1-axis Trackers / 3rd party BOS / Other Value Add

Residential Systems / Commercial Systems / Utility Systems

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TECHNOLOGY IS BUILT ON US

MEMC – Platform Built, Ready to Launch Positioning, enabling industries, value creation Utility Commercial SunEdison Fastest to grid parity Residential Stable demand channel Remote UPS Flexible Scale Solar Lowest cost Materials Differentiated Greatest value Product(s) Growth Semi IP/know-how Stable Cash Engine Cost Differentiation

Semiconductor Materials Shaker Sadasivam, EVP, Semiconductors and SVP, R&D May 11, 2011

Semi Wafer Market Growth Characteristics

Semiconductor Growth Drivers

- **Shipments: expect ~6% historical CAGR**
- **ASP recovering slowly**
- **Customer dynamics**
  - CapEx: investment in new fabs
  - Strong demand/high utilization
  - Memory expansion (NAND Flash)
  - Foundries aggressively building out capacity (TSMC, GlobalFoundries, etc.)
  - Analog growth for power management, mixed signal, automotive, etc.
  - MEMS, CMOS image sensors

Semi Wafer Demand & Pricing



Billions
Sq. Inch eqlv.
ASP
US$/SIE
14
12
10
8
6
4
2
0
$1.6
$1.4
$1.2
$1.0
$0.8
~6% CAGR
expected
2004
2005
2006
2007
2008
2009
2010E
2011P
2012P
2013P

Mature Market with Relatively Stable Long-Term Growth

Source: Gartner. Note: MSIE defined as millions square inch equivalent.

MEMC
TECHNOLOGY IS BUILT ON US

Capital Markets Day | P. 19

Semiconductor Materials Overview Capabilities Over 50 Years of wafer technology leadership Broad product portfolio; over 100 wafer products across 1000 specs Asia-centric high volume manufacturing Customers Majority of world’s major semiconductor device manufacturers 14 locations -global sales, service & customer support Gained market share in 2010; targeting profitable share growth Technology Patented Perfect Silicon™, MDZ® and SOI wafers Extensive IP portfolio; 245 US and 543 International patents R&D platform also supports polysilicon and solar development

Revenue and Operating Profit Trend Performance Drivers Year over year revenue and operating profit growth 15% year over year ASP increase driven by product mix Market share gains in 2010, with continuation in 2011 New Tier-1 customer wins in 2010 and 1Q11 Japan earthquake impact in 1H11 Cost reduction slower than planned due to delayed US site closures Revenue and Operating Profit Revenue Operating Profit Operating Loss Restructuring/Japan Lower Cost Manufacturing and Proximity to Customers

Strategic Initiatives – Cost Reduction

Global Consolidation Plan

- Consolidate 200mm capacity from 7 to 4 locations, focus on Ipoh
- Complete crystal and wafering consolidation by end-2011
- Expect annualized net savings starting in 2H11, with full benefit of ~$55M in 2012



St. Peters, MO
Sherman, TX
Novara, Italy
Chonan, Korea
Utsonomiya, Japan
Hsinchu, Taiwan
Ipoh Malaysia

Ipoh, Malaysia Status

- Key quality (ISO9000 & TS16949) & environment (ISO14000) certifications obtained
- Volume ramp underway to 100k/month in 3Q11

Lower Manufacturing Cost and Improve Proximity to Customers

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TECHNOLOGY IS BUILT ON US

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Strategic Initiatives – Differentiation Best in Class Service Align factory locations with major customers to provide fast and flexible service Ramping 300mm to 50K/m in Korea in 2Q11 De-bottleneck capacity in Taiwan & Japan Broad Portfolio of Quality Products More Of Moore: “One Generation Ahead” 300mm wafer capability on Defect Engineered Wafers (Perfect Silicon®, Ar Annealed, MDZ®), Epi, SOI  More Than Moore: tailored products for analog/power market including very low & high resistivity substrates, engineered Epi and SOI 300mm Production Korea Taiwan Japan Lower Manufacturing Cost and Improve Proximity to Customers

Semiconductor Materials 2011 Priorities Lowest Costs Ipoh Differentiation Korea 300mm Agility One Generation Ahead Minimize Cost, Grow Market Share, Maximize Cash Flow

Solar Materials Ken Hannah, EVP, Solar Materials May 11, 2011

Emerging Solar Market with Significant Growth Opportunity Solar PV Growth Drivers Today – Policy driven Government policy & incentives Carbon emissions reduction Demand for clean, safe renewable energy Tomorrow – Economics driven Global electricity demand growth Security: reduce dependence on fossil fuels Distributed generation At or below grid parity in some areas today Solar PV Demand & Pricing Solar PV Installs Module ASP 40 GWdc US$/Wp $4.00 26% 29% Module 30 ASP ~17% CAGR $3.00 ($/Wdc) expected 20 $2.00 10 $1.00 0 $0.00 2007 2008 2009 2010E 2011P 2012P 2013P Solar Systems TAM of $86 billion Source: SolarBuzz (Mid-case scenario), December 2010. Note: TAM based on 2011 and assumes total installed systems price of $4.55 per watt.

Solar Materials Overview Capabilities High purity polysilicon capacity expansion to support growth Internal wafering site on line in January and ramping Strategic partnerships enable low cost module solution for SunEdison Customers Continue to diversify customer base and add long term agreements Field Application Engineers available to ensure optimal interaction SunEdison growth provides ability to consume customers’ products Technology FBR technology in polysilicon delivers high quality DSS wafering process innovation drives low cost multi solution Solaicx technology enables high efficiency mono at low cost

MEMC’s Unique Position in the Solar Value Chain MEMC Core Competencies Partnerships Polysilicon Ingot Wafers Solar Value Chain 2011 TAM: $16B Cells / Modules $30B Rooftop & Ground Mount Systems & Services $86B CORE COMPETENCY Organic growth Partnerships R&D Productivity initiatives STRATEGIC PARTNERSHIPS Partnerships with industry leaders (LTAs & JVs) CORE COMPETENCY Organic growth Pipeline acquisition End market visibility Ramping a Flexible, Scalable, and Highly Competitive Solar Supply Chain Source: Semi, Photon & MEMC Estimates, Wall Street Research. TAM defined as total addressable market. Note: TAM based on 2011. Assumes solar wafer ASP of $0.83, cells/modules ASP of $1.50, systems ASP of $4.55.

Solar Materials 2011 Priorities – Reducing Product Cost Wafer Mix Internal/JV LTA Spot MEMC Advantage Reduced reliance on spot conversion Strategic partnerships with industry leaders Internal wafer plant ramping Differentiated internal mono and multi wafer capability Shifting Wafer Mix to Internal Production

Solar Materials 2011 Priorities – Reducing Product Cost Directional Solidification System (DSS) Kg Charge Multi-crystal silicon charge 2,000 MEMC 1,650 kg 800 kg 540 kg 450 kg 270 kg 2006 2007 2008 2009 2010 2011 MEMC Advantage Industry average < 450kg charge MEMC charge 4x larger Capital efficiency: $0.06/W vs industry average of $0.09/W Lower wafer cost Mono-like multi crystalline charge delivers square mono Leverage Technology to Achieve Cost Leadership

Solar Materials 2011 Priorities – Differentiation Polysilicon Production FBR Granular polysilicon Rods/reactor Cost ($/kg) MEMC Chunk polysilicon 54 rod 48 rod 36 rod Time Cost ($/kg) MEMC Advantage Fluidized Bed Reactor Process Better economics: lower capital cost, 60%-70% less energy consumption Higher value granular polysilicon  Ideal for Solaicx pullers Siemens process Industry average; 38 rod reactor MEMC 54 rod reactor; unique design Capital efficiency: $0.29/W vs industry average of $0.63/W Leverage Technology To Drive Capital Efficiency

Solar Materials 2011 Priorities – Differentiation Solaicx Continuous Czochralski (CCZ) MEMC Advantage Lowest cost, highest ASP wafer High minority carrier lifetime High efficiency Low reduces light- induced degradation Uniform resistivity distribution Translates to highest value module Highest efficiency and best panel matching Lower installed solar project cost Leverage Technology to Deliver Highest Value PV Module

Solar Materials 2011 Priorities – Organizational Agility Poly Capacity Plan Poly production up 83%, cost down 24% since Q1 2009 Capacity expansion to 15k MT by YE 2011  Merano phase 3 expansion Pasadena debottlenecking Strategic partnerships Samsung JV Phase I on line in 2013 Poly Production and Cost 26% 29% MW Production Cost ($)/W 1H09 2H09 1H10 2H10 1H11 2H11 Volume (MW) – Cost/W ($) Capacity Expansion to Support Growth

Solar Materials 2011 Priorities – Organizational Agility Ingot & Wafer Capacity Plan Internal wafering site ramping to 600MW Expanding Solaicx capability to 300MW Meike JV ramping to 600MW Strategic partnerships locked in for 800MW Wafer Production and Cost 26% 29% MW Production Cost/MW ($) 1H09 2H09 1H10 2H10 1H11 2H11 Production (MW) –Cost/W ($) Internal Wafer Site On-Line and Ramping

Solar Materials 2011 Priorities – Organizational Agility Capital Allocation Plan Capital focus on upstream Polysilicon Wafering Minimal investment in downstream Cell – JA Solar JV Module – strategic partnership Capital Investment Capex & Investments 29% 26% Poly Wafer Cell Module Strategic Partnerships Enable Low Cost Module Solution

Solar Materials 2011 Priorities – Organizational Agility Wafer Investment Payoff Flexible wafer capacity Delivering capital efficient model Maintaining high internal utilization Utilizing differentiated technology to drive lower cost and premium pricing SunEdison consumption Growing installations pulls through incremental wafer volume Lowering overall installed solar project cost Increasing Margin Profile Cost Margin Standard Multi LTA/JV Kuching Solaicx Internal Wafering Investment Captures Incremental Margin

Solar Materials 2011 Priorities Lowest Costs Internal Wafering, Vertical Integration Differentiation Solaicx, FBR Agility Capital Expansion, Partnerships Product Differentiation to Drive Fastest to Grid Parity

SunEdison Carlos Domenech, EVP MEMC, SunEdison May 11, 2011

SunEdison Overview Capabilities Development and asset management of solar power plants Commercialization of clean energy, financing through global investment funds, sale of turnkey assets Energy services (operations and maintenance, energy management) Customers Small, large commercial and utility scale Federal, state or local government North America, Europe, and Emerging Markets Technology Energy and system fleet analytics enable high performing systems 24 x 7 system service capabilities drive >100% investor performance Actively testing multiple technologies Aligned balance of systems and module roadmap

Utility Scale Primarily distribution system-connected ground-mount projects In US PPAs with utilities, in other markets FiT Development, execution and O&M service, financing Commercial > 10 kW Small / large commercial & industrial rooftops Systems integration, financing, fund and asset management Leverage network of channel partners Energy services Residential (Work In Progress) < 10 kW Easy plug & play systems design Certified Installers Program Premium channel services: training, supply chain management, financing, O&M and after-sales support

Example projects and customers First Light, 9MW, ON, Canada Duke Energy, 17MW, NC Rovigo, 70MW, Rovigo, Italy 461 systems installed and financed 287 MW 3.2 billion kWh contracted for 20 years Kohl’s solar fleet, 31MW across 100+ stores in 8 states Walmart, 3MN, Puerto Rico, Masdar City, 990kW, UAE GUVNL Azure, 4.9MW, India (Under construction) Example Customers Include

High-growth pipeline improves visibility Pipeline evolution (MW) 2500 2,252MW dc as of May 6, 2011 Drivers of pipeline Forward visibility through 3-year cost roadmap Structured funds (e.g. First Reserve) Geographic diversification Repeat customers Strategic acquisitions Expect ~70% of Pipeline to be Executed

Diversified pipeline mitigates market risk Pipeline by geography (%) Emerging Markets 22 Europe 28 North America 50 Pipeline by project size (MW) 1000 500 0 < 1 1 – 5 5 – 20 > 20 ~50% of pipeline is in NA where PPAs, FiT rates, and incentives are relatively stable Large Degree of Flexibility in Pipeline Execution Timing

Development Cycle Time

Development	Pipeline	Build / Finance
▪ Land/roof assessment ▪ Geological and light design and engineering assessment ▪ Regulatory/political/ financial underwriting	▪ RFP awarded ▪ PPA signed ▪ Permits completed	▪ Target profit verified ▪ Financing arranged ▪ Working capital neutral

Pre-construction cycle: ~3 to 24 months

Finance: ~1 to 3 months
Build: ~1 to 9 months

- Total cycle ~5 to 36 months
- Rovigo (70 MWs) took 8 months to complete

MEMC
TECHNOLOGY IS BUILT ON US

Capital Markets Day | P. 44

Challenges Linearity GPM OPEX  Capital Intensity Industry Today Very lumpy 5-10% (EPC mindset) Inefficient Taxing on B/S SunEdison Today Better than industry Much higher 8X decrease/ Wp since 2008 Infrastructure funds SunEdison Trends Improving: Geographic and segment diversification Expanding: Internal module and services Declining/Wp: scale Additional funds, shorter cash cycle SunEdison Positioned to Overcome Industry Challenges

SunEdison 2011 Priorities Lowest Costs Scale, vertical integration Differentiation Global funds, project cycle Agility Global reach, projects size Product Differentiation to Drive Fastest Path to Grid Parity

Financial Update Mark Murphy, Chief Financial Officer May 11, 2011

2011 Q1 Summary Results $M Semi Materials Solar Materials Solar Energy Corporate MEMC Non-GAAP Non-GAAP Adjustments MEMC GAAP Net Sales 251.5 326.3 254.8 -832.6 (96.7) 735.9 Gross Profit 149.6 (35.6) 114.0 Gross Margin% 18.0% 15.5% Operating Expense 114.2 114.2 Operating Profit 8.4 39.4 29.0 (41.4) 35.4 (35.6) (0.2) Operating Margin % 3.3% 12.1% 11.4% Net Income / (Loss) 21.5 (26.0) (4.5) EPS ($) $ 0.09 $ (0.11) $ (0.02) EPS includes $0.07 of charges: $0.05 due to unfavorable legal verdicts and $0.02 related to the Japan earthquake; estimated additional $0.01 impact from lost Japan sales Non-GAAP adjustments relate only to the Solar Energy (SunEdison) segment Note: unaudited

Company Transformation Revenue1 ($M) 1,200 1,000 800 600 400 200 - Solar Semiconductor Polysilicon price >$400/kg 1H08 2H08 1H09 2H09 1H10 2H102008: revenue eclipsed $2 billion Solar Materials fueled by ~$400MM of spot poly sales Semiconductor Materials price decline; share fell to 7% ($M) Non-GAAP 2008 2009 2010 Revenue $2,005 Op Profit $853 Op Margin 43% (1) Non GAAPNote: unaudited financials adjusted for real estate accounting on direct sales and sale leasebacks for SunEdison Note: unaudited

Company Transformation Revenue ($M) 1,200 1,000 800 600 400 200 – 1H08 2H08 1H09 2H09 1H10 2H10 Solar Semiconductor Spot poly price below $85/kg; Semi price declines >30% from 2007 2008: revenue eclipsed $2 billion Solar Materials fueled by ~$400MM of spot poly sales Semiconductor Materials price decline; share fell to 7% 2009: 42% revenue decline to $1.2 billion Polysilicon spot sales collapse; Semi share 1Q09 at 5% Refocused on semiconductor and increased share to 10% Acquired SunEdison in November 2009 ($M) Non-GAAP 2008 2009 2010 Revenue $2,005 $1,164 Op Profit $853 ($127) Op Margin 43% -11% (1) Non GAAP financials adjusted for real estateNote: unaudited accounting on direct sales and sale leasebacks for SunEdison Note: unaudited

Company Transformation Revenue ($M) 1,800 1,600 1,400 1,200 1,000 800 600 400 200 – 1H08 2H08 1H09 2H09 1H10 2H10 1Q11 Semiconductor Solar SunEdison 1H run rate 2008: revenue eclipsed $2 billion Solar Materials fueled by ~$400MM of spot poly sales Semiconductor Materials price decline; share fell to 7% 2009: 42% revenue decline to $1.2 billion Polysilicon spot sales collapse; Semi share 1Q09 at 5% Refocused on semiconductor and increased share -Acquired SunEdison in November 2009 2010: $2.4B revenue; 1Q 2011: $0.8B revenue Semi Materials up 69%, return to profitability, over 10% share Solar Materials up 44% on expanded customer base SunEdison to $0.6B with 167MWs interconnected 1Q11 up 85% YoY driven by Solar Materials and SunEdison ($M) Non-GAAP 2008 2009 2010 1Q2011 Revenue $2,005 $1,164 $2,416 $833 Op Profit $853 ($127) $102 $35 Op Margin 43% -11% 4% 4%* *Note: 1Q11 not adjusted for Japan effects or legal verdicts (1) Non GAAP financials adjusted for real estateNote: unaudited accounting on direct sales and sale leasebacks for SunEdison. Note: unaudited

Operating Profit Non-GAAP ($M) 500 400 300 200 100 0 -100 -200 1H08 2H08 1H09 2H09 1H10 2H10 1Q11 45% 30% 15% Excluding 1Q11 Legal and Japan effects 0% -15% Corporate SunEdison Solar Semiconductor Op Margin % Earnings growth potential high and more resilient Drive margin expansion through volume leverage, productivity, and pricing (1) Non GAAP financials adjusted for real estate accounting on direct sales and sale leasebacks for SunEdison

Operating Expenses (% of Revenue) Special Items SunEd Semi Corp Solar High Polysilicon Volume and Price 10% 8% 8% 8% 2005 2006 2007 2008

Operating Expenses (% of Revenue) Special Items SunEd Semi Corp Solar Restructuring 22% Market Downturn High Polysilicon Volume and Price 10% 8% 8% 8% 2005 2006 2007 2008 2009

Operating Expenses (% of Revenue) Special Items SunEd Semi Corp Solar Restructuring 22% High Polysilicon Volume and Price Market Downturn Legal Verdicts Japan Earthquake 10% 8% 8% 8% 14% 14% 2005 2006 2007 2008 2009 2010 1Q11

Operating Expenses (% of Revenue) Special Items SunEd Semi Corp Solar Restructuring 22% High Polysilicon Volume and Price Market Downturn Legal Verdicts Japan Earthquake 10% 8% 8% 8% 14% 14% 9% Competitors 15% 10% 5%1 2005 2006 2007 2008 2009 2010 1Q11 Target NA/EUR Integrated China Wafer/Module China Poly/Wafer Productivity and Scale to Drive Opex to World Class Levels

Return on Invested Capital (ROIC) 35% 30% 25% 20% 15% Excluding 1Q11 Legal and Japan effects 10% 5% 0%-5% -10% 1H08 2H08 1H09 2H09 1H10 2H10 1Q11  Maintain ROIC trend by capital efficiency and margin expansion Moderate growth as needed to ensure value creation and liquidity Note: Non-GAAP NOPAT / Total Invested Capital (excluding SunEdison non-recourse debt)

Balance Sheet and Investments ($M) 5,000 4,000 3,000 2,000 1,000 0 684 Cash NR Debt 615 LT Debt 608 Short-term Liabilities Long-term Liabilities Assets Liabilities/Equity Strong liquidity: $0.7B cash and $0.4B credit facility Target leverage <2X recourse debt/EBITDA Investment practices: – Invest in differentiated technology – Rigorous capital allocation process – Disciplined development of pipeline Non-recourse debt is primarily SunEdison sale-leaseback debt

SunEdison Financing Types Direct Sale Contractor Sale Leaseback Operations and Debt/Balance Sheet ~60% ~25% ~15%

SunEdison Financing Types Direct Sale Contractor Sale Leaseback Operations and Maintenance Contractor Debt/Balance Sheet ~60% ~25% ~15% Construction Project Completion On-Going Inventory Fixed Asset Utility Fixed Asset Cash received Revenue recognized Proceeds (debt) Tax benefits sold Tax benefits retained O&M revenue PPA revenue stream O&M revenue Lease payment PPA revenue stream O&M expense  Interest expense Financial Impact

Company Operating Model Annual Revenue ($ Billion Non-GAAP) $3.5 $5.0 $6.5 Operating Margin % (Non-GAAP) >10% >13% >15% Earnings per Share (Non-GAAP) >$1.00 >$2.00 >$3.00 Price erosion in solar wafers and stable pricing in semiconductor wafers Operating expenses <10% of sales prospectively Tax rate: 15% in 2011F, but increasing on higher tax jurisdiction income Cash balance >$500M and sound credit ratios maintained SunEdison working capital <10% of sales

2011 Non-GAAP Guidance

Non-GAAP EPS:



$1.30
to
$1.00
$0.39
2010
2011

CAPEX and Investments:



Capex
Investment
236
1Q11
2Q11
3Q11
4Q11

- Non-GAAP revenue guidance $3.4 – 3.7B
- EPS weighted to 2H11

Headwinds & Tailwinds:

– Price and volume on solar wafers
– Public policy changes / interest rates
+ Semiconductor wafer price and volume
+ Monocrystalline volume
+ Optimize SunEdison pipeline development

- Cash use slows in 2Q11
- Cash balance at year-end >$500M

* See non-GAAP to GAAP reconciliation slide at the end of this presentation

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Conclusions Progress on business transformation Investing for growth – strict capital allocation Accelerating earnings growth Expand margins through technology, scale, and productivity Focus on execution

Q&A Ahmad Chatila, Chief Executive Officer Mark Murphy, Chief Financial Officer Steve O’Rourke, Chief Strategy Officer Dr. Shaker Sadasivam, President, MEMC Semiconductor Materials Ken Hannah, President, MEMC Solar Materials Carlos Domenech, President, SunEdison

Capital Markets Day May 11, 2011

GAAP to Non-GAAP Reconciliation 2011 Guidance

(in billions except per share data)	Twelve-months ended December 31, 2011 Low Estimate		High Estimate	
Non-GAAP Financial Measures				
Non-GAAP net sales	$	3.4	$	3.7
Non-GAAP fully diluted income per share		1.00		1.30
Reconciliations of GAAP to Non-GAAP Measures				
GAAP net sales	$	2.8	$	3.1
Direct sales **[A]**		0.2		0.2
Financing sale-leasebacks **[B]**		0.4		0.4
Non-GAAP net sales	$	3.4	$	3.7
GAAP fully diluted income per share	$	0.25	$	0.55
Non-GAAP adjustments		0.75		0.75
Non-GAAP fully diluted income per share	$	1.00	$	1.30

[A] These non-GAAP measures include adjustments to revenue in the SunEdison segment from direct sales of solar energy systems where we have received upfront partial payments and, absent real estate accounting requirements, we would have recognized revenues under the percentage of completion accounting method. The non-GAAP measures also include adjustments to non-GAAP revenue and/or profit deferred related to SunEdison's maximum exposure for power warranties, system uptime guarantees and breach of contract provisions offered to the direct sale customers for these sytems that are considered continuing involvement by SunEdison in the sold solar energy systems. This revenue is not recognized as of the reporting date under GAAP real estate accounting rules because the solar energy systems are considered integral to the real estate on which they were built. Absent real estate accounting requirements, deferred revenues related to continuing involvement would be recognized under GAAP during the reporting period because SunEdison has historically experienced minimal losses related to these guarantees. For these direct sales, the sales contracts have been executed and SunEdison has either received payment in full or maintains a valid and legal not receivable for the full sales price that SunEdison expects to collect within a short period after completion of the project.

[B] Adjustment relates to revenue from SunEdison sale/leaseback transactions. This includes cash received for the legal sale of the solar energy system to the purchaser that will not be recognized as revenue under GAAP. Non-GAAP operating income includes the upfront cash margin in an amount equal to the difference between (a) the cash received as of the reporting date from SunEdison's financing partners in sale-leaseback transactions considered financings and (b) SunEdison's total costs to construct the solar energy systems sold under the sale-leaseback transactions. These sale-leaseback transactions are classified as financing transactions under GAAP because the systems is considered integral to the land or building on which it resides and because SunEdison has continuing involvement with the system through a purchase option. This system development margin will be recognized under GAAP upon termination of the related lease because the present value of the lease payments are less than the amount recorded as debt.

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MEMC
TECHNOLOGY IS BUILT ON US

Forward -Looking Statements Certain matters discussed in this presentation are forward-looking statements, including, without limitation, statements regarding demand and/or pricing of our products in the future; our expected volume and capacity for our wafering production; our expectations regarding our targeted cost reductions in 2011 and beyond; the timing of our various manufacturing and joint venture ramps; the anticipated growth of our business in 2011; the timing of and the savings we expect to realize from our announced restructurings; our expectations regarding the conversion of SunEdison pipeline into completed projects; that for the full year of 2011, we expect non-GAAP sales in the range of $3.4 – 3.7 billion and non-GAAP earnings per share of $1.00 to $1.30; that we expect modest price erosion in solar wafers and stable pricing in semi wafering; that we expect our operating expenses to be less than 10% of our sales prospectively; that we expect SunEdison’s working capital to be less than 10% of sales; our expectations regarding our compliance with our credit ratios; that we anticipate solar supply chain price weakness; that we expect overall revenue and EPS to be weighted to 2H11; that we expect capital expenditures to have peaked in Q1 2011; that we expect cash use to slow in the second quarter of 2011; that we expect to have a cash balance in excess of $500 million at year end; and that we expect an estimated non-GAAP tax rate of 15% for 2011. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; changes to accounting interpretations or accounting rules; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; existing or new regulations and policies governing the electric utility industry; historical conversion rates for SunEdison of pipeline into completed projects may not be achieved; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; including the successful ramping of production at our Kuching facility; the terms of any potential future amendments to our long-term agreements with our solar wafer customers; general economic conditions, ability of our customers to pay their debts as they become due; our ability to realize the benefits of any announced or future facility closings and/or restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the Solaicx acquisition or any future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the company’s judgment as of the date of this presentation. The company disclaims, however, any intent or obligation to update these forward-looking statements.